UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2009

ZHAOHENG HYDROPOWER COMPANY
(Exact name of registrant as specified in its charter)

Nevada	000-52786	41-1484782
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

F/19, Unit A, JingFengCheng Building
5015 Shennan Road, Shenzhen PRC 518025

(Address of principal executive offices and Zip Code)

(011-86) 755-8207-0966

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01.      Entry into a Material Definitive Agreement

On April 24, 2009, the Company completed a private placement of equity to 52 investors (the “Investors”) for an aggregate purchase price of $5,689,853, or $1.15 per Share, agreeing to issue 4,947,699 shares of its Common Stock, par value $0.001 per share (the “Shares”) pursuant to a Subscription Agreement (the “Subscription Agreement”) signed by and between the Investors and the Company on April 24, 2009.

The description of the terms and conditions of the Subscription Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Subscription Agreement attached hereto as Exhibit 10.1 and incorporated herein by this reference.  The form of Subscription Agreement has been included to provide information regarding its terms.  It is not intended to provide any other factual information about the Company.  Such information can be found in other public filings the Company makes with the SEC, which are available without charge at www.sec.gov.

Item 3.02.                   Unregistered Sales of Equity Securities.

Information regarding the sale of the Shares under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The Company claims an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the applicable exemptions from registration under Section 4(2) of the Securities Act, Regulation D and Regulation S promulgated thereunder, as the offering was not a public offering and the shares were issued to non-U.S. persons (as defined in Regulation S) in an offshore transaction. The shares offered were issued as restricted securities and a legend denoting the restrictions on their transferability under the Securities Act was placed upon the share certificates or other documents issued to represent the securities.

The information contained in this report is neither an offer to purchase, nor a solicitation of an offer to sell, securities.  The securities offered have not been registered under the Securities Act and may not be offered in the United States absent registration or an applicable exemption from registration requirements.

Item 9.01       Financial Statements and Exhibits

(d)                   Exhibits

Exhibit No.	Description
10.1	Form of Subscription Agreement, dated April 24, 2009, between the Investors and the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZHAOHENG HYDROPOWER COMPANY
(Registrant)

Date: April 27, 2009	By:	/s/ Guosheng Xu
Name: Guosheng Xu
Title: Chief Executive Officer